SUBSCRIPTION
    RIGHT
 CERTIFICATE
     NO.

                                                          NUMBER OF RIGHTS:
                        VENTURA COUNTY NATIONAL BANCORP

  RIGHTS TO                                               CUSIP NO.
  PURCHASE                                                923 214 118
COMMON STOCK
  OFVENTURA
   COUNTY
  NATIONAL
   BANCORP


  THE TERMS AND CONDITIONS OF THE OFFERING ARE SET FORTH IN THE COMPANY'S PROSPECTUS DATED MAY 11, 1995 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM CHEMICAL BANK (THE "INFORMATION AGENT"). CAPITALIZED TERMS USED HEREIN WITHOUT DEFINITION SHALL HAVE THE MEANINGS ASCRIBED TO SUCH TERMS IN THE PROSPECTUS.

  THIS SUBSCRIPTION RIGHT CERTIFICATE (THE "SUBSCRIPTION RIGHT CERTIFICATE") OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY FIRST INTERSTATE BANK OF CALIFORNIA (THE "SUBSCRIPTION AGENT") WITH PAYMENT IN FULL BY 5:00 P.M., PACIFIC TIME, ON JUNE 21, 1995, UNLESS EXTENDED BY THE COMPANY TO A TIME NOT LATER THAN 5:00 P.M., PACIFIC TIME, ON JULY 21, 1995 (IN EITHER CASE, THE "EXPIRATION TIME").

   The Rights represented by this Subscription Right Certificate, in whole or in part, may be (A) exercised by duly completing Form 1, (B) transferred, or exercised or sold through a bank or broker, by duly completing Form 2, and (C) sold through the Subscription Agent by duly completing Form
 3. Before exercising or selling Rights, Rights Holders are urged to read carefully and in their entirety the Prospectus and Instructions as to use of Subscription Right Certificates (the "Instructions"), additional copies of which are available from the Information Agent and the Subscription Agent. IMPORTANT: COMPLETE THE APPROPRIATE FORM AND, IF APPLICABLE, DELIVERY INSTRUCTIONS, AND SIGN ON REVERSE SIDE.


SUBSCRIPTION PRICE: $_______ PER SHARE

REGISTERED HOLDER

  The registered owner whose name is inscribed hereon, or assigns, is entitled to subscribe for and purchase from the Company, at the Subscription Price, one share of the Company's Common Stock, no par value (the "Common Stock"), for each Right evidenced hereby (an "Underlying Share") upon the terms and subject to the conditions set forth in the Prospectus and the Instructions. Underlying Shares subscribed for pursuant to Rights shall be delivered upon receipt of this Subscription Right Certificate, duly completed, and upon payment of the applicable Subscription Price,as soon as practicable after the Expiration Time and after all prorations and reductions contemplated by the terms of the Offering have been effected.

By:                                      By:
   Richard S. Cupp                           Nancy Jackson
 President and Chief                           Secretary
  Executive Officer

  THIS SUBSCRIPTION RIGHT CERTIFICATE IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO SUBSCRIPTION RIGHT CERTIFICATES EVIDENCING A WHOLE NUMBER OF RIGHTS) AT THE OFFICE OF THE SUBSCRIPTION AGENT.

  RIGHTS HOLDERS SHOULD BE AWARE IF THEY CHOOSE TO EXERCISE OR TRANSFER LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, A NEW SUBSCRIPTION RIGHT CERTIFICATE MAY NOT BE RECEIVED IN SUFFICIENT TIME TO EXERCISE OR TRANSFER THE REMAINING RIGHTS EVIDENCED THEREBY. NEITHER THE COMPANY NOR THE SUBSCRIPTION AGENT SHALL HAVE ANY LIABILITY TO A TRANSFEREE OR TRANSFEROR OF RIGHTS IF SUBSCRIPTION RIGHT CERTIFICATES ARE NOT RECEIVED IN TIME FOR EXERCISE OR SALE PRIOR TO THE EXPIRATION TIME.

            AN EXERCISE OF RIGHTS EVIDENCED HEREBY IS IRREVOCABLE.

               IMPORTANT: PLEASE READ ALL INSTRUCTIONS CAREFULLY

FORM 1 - EXERCISE AND SUBSCRIPTION: The undersigned hereby irrevocably exercises one or more Rights to subscribe for shares of Common Stock as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

(a) Number of shares subscribed for pursuant to the Basic Subscription Privilege:(a)________

(b) Number of shares subscribed for pursuant to the Oversubscription Privilege(1):(b)____________
(c) Total shares (sum of lines (a) and (b)):(c)_____________________
(d) Total number of shares subscribed for pursuant to the Basic Subscription
    Privilege multiplied by the Subscription Price of $      (2):(d)
    $________________
(e) Total number of shares subscribed for pursuant to the Oversubscription
    Privilege multiplied by the Subscription Price of $     (2)(e) $_______
(f) Total Subscription Price (sum of lines (d) and (e)):(f) $_________

- ------------
1 To exercise the Oversubscription Privilege, the undersigned must fully exercise the Basic Subscription Privilege. Only Record Date Holders may exercise the Oversubscription Privilege.
2 If the aggregate Subscription Price paid by an exercising Rights Holder is insufficient to purchase the number of Underlying Shares that such holder indicates are being subscribed for, or if an exercising Rights Holder does not specify the number of Underlying Shares to be purchased, then such
    Rights Holder will be deemed to have exercised first the Basic Subscription Privilege in full and second the Oversubscription Privilege to purchase Underlying Shares to the full extent of the payment rendered (subject to proration under certain circumstances as described in the Prospectus). If the aggregate Subscription Price paid by an exercising Rights Holder exceeds the amount necessary to purchase the number of Underlying Shares for which the Rights Holder has indicated an intention to subscribe, then the Rights Holder will be deemed to have exercised first, the Basic Subscription Privilege (if not already fully exercised) and second, the Oversubscription Privilege to the full extent of the excess payment tendered.
(e) METHOD OF PAYMENT
    (CHECK AND COMPLETE APPROPRIATE BOX(ES))
    [_]Check, bank draft or money order in the amount of $      payable to First
       Interstate Bank of California, Subscription Agent.
    [_]Wire transfer in the amount of $ directed to First Interstate Bank of
       California, Subscription Agent, Mellon Bank, Pittsburgh, Pa, #17, ABA #043000261, Reorganization Account-100-2331-VCNB, Attention: Evelyn O'Connor. Indicate name of institution transferring funds and name of registered owner:
- --------------------------------------------------------------------------------
(f) IF LESS THAN ALL RIGHTS ARE EXERCISED
    If the number of Rights being exercised pursuant to the Basic Subscription Privilege is less than all of the Rights represented by this Subscription Right Certificate:
    [_]Deliver to the undersigned a new Subscription Right Certificate evidencing the remaining Rights to which the undersigned is entitled. [_]Deliver a new Subscription Right Certificate evidencing the remaining
       Rights in accordance with the undersigned's instructions in Form 2 below (which include any required signature guarantees).
    [_]Sell the remaining unexercised Rights in accordance with the undersigned's instructions in Form 3 below.
    If the instructions of the Rights Holder are inconsistent or are insufficient to delineate the proper action to be taken with respect to all of the Rights evidenced hereby, such Rights Holder will be delivered a new Subscription Right Certificate evidencing the remaining Rights to which such Rights Holder is entitled.
(g) NOTICE OF GUARANTEED DELIVERY
    [_]CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF
       GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING,

       Name(s) of Registered Owner(s) ___

       Window Ticket Number (if any) ____
       Date of Execution of Notice of Guaranteed Delivery ____________
       Name of Eligible Institution which Guaranteed Delivery ______________ Telephone Number _________________

FORM 2 - TO TRANSFER YOUR SUBSCRIPTION RIGHT CERTIFICATE OR SOME OR ALL OF YOUR UNEXERCISED RIGHTS OR TO EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR BROKER:
For value received, _________ Rights represented by this Subscription Right Certificate are hereby assigned to (please print name and address and tax identification or social security number of transferee in full):

    Name: _____________________________
             (Please Print)

    Address: __________________________

    ___________________________________
           (Include Zip Code)

    Tax Identification or Social Security Number: ____________________
If the number of Rights being transferred is less than all of the Rights represented by this Subscription Right Certificate:
    [_]For Value received, ________ Rights represented by this Subscription
       Right Certificate are hereby assigned to (please print name and address and tax identification or social security number of transferee in full):

    Name: _____________________________
             (Please Print)

    Address: __________________________

    ___________________________________
            (Include Zip Code)

    Tax Identification or Social Security Number: __________________

    [_]Deliver to the undersigned a new Subscription Right Certificate evidencing remaining Rights to which the undersigned is entitled. [_]Sell Rights in accordance with the undersigned's instructions in
       Form 3 below.

FORM 3 - TO SELL SOME OR ALL OF YOUR UNEXERCISED RIGHTS THROUGH THE SUBSCRIPTION
AGENT: The undersigned hereby authorizes the Subscription Agent to use its best efforts to sell _________ Rights represented by the Subscription Right Certificate but not exercised hereby and to deliver to the undersigned a check for the proceeds less any applicable brokerage commissions, taxes and other direct expenses of sale. The Subscription Agent's obligation to execute orders is subject to its ability to find buyers for the Rights. There can be no assurance that the Subscription Agent will be successful in executing orders to sell Rights. Any Rights which the Subscription Agent is unable to sell before the Expiration Time will expire valueless.

FORM 4 - SPECIAL PAYMENT ISSUANCE OR DELIVERY INSTRUCTIONS: Unless otherwise indicated below, the Subscription Agent is hereby authorized to issue and deliver any check and certificates for Common Stock to the undersigned at the address appearing on the face of this Subscription Right Certificate. SPECIAL PAYMENT INSTRUCTIONS (See paragraph 3 of the Instructions) To be completed ONLY if the check evidencing a cash payment is to be made payable, or the name in which the certificate represents the Common Stock is to be issued, as to someone other than the registered holder.

Issue and mail to:

Name: _______________________________
            (Please Print)

Address: ____________________________

_____________________________________
          (Include Zip Code)

_____________________________________
     (Tax Identification or Social
           Security Number)
SPECIAL DELIVERY INSTRUCTIONS (See paragraph 3 of the Instructions) To be completed ONLY if the check evidencing a cash payment and/or the certificate representing the Common Stock, is to be sent to someone other than the registered holder or to an address other than that appearing on the face of this Subscription Right Certificate. Mail and deliver check and/or certificate for Common Stock to:

Name: _______________________________
            (Please Print)

Address: ____________________________

_____________________________________
          (Include Zip Code)

_____________________________________
     (Tax Identification or Social
           Security Number)

                 IMPORTANT:
      RIGHTS HOLDERS SIGN HERE AND, IF
          RIGHTS ARE BEING SOLD OR
         EXERCISED,COMPLETE ATTACHED
             SUBSTITUTE FORM W-9

 ______________________________________
 (Signature(s) of Registered Holder(s))

          Dated: ___________

Must be signed by the registered holder(s) as name(s) appear(s) on this Subscription Right Certificate. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information. See the Instructions.

_____________________________________
            (Please Print)

Capacity (Full Title) _______________

Address _____________________________

_____________________________________
          (Include Zip Code)

Area Code and Telephone Number ________________
                                   (Home)
_____________________________________
              (Business)

Tax Identification or Social
Security Number _____________________

        GUARANTEE OF SIGNATURE
     NOTE: SEE PARAGRAPH 6 OF THE
             INSTRUCTIONS.

Authorized Signature ________________

Name ________________________________
            (Please Print)
Title _______________________________

Name of Firm ________________________

Address _____________________________
          (Include Zip Code)

Area Code and Telephone Number _______

Dated: __________________________ 199_

               PAYER'S NAME:  FIRST INTERSTATE BANK OF CALIFORNIA
- --------------------------------------------------------------------------------

                        PART 1:  PLEASE PROVIDE YOUR         Social Security
                                 TIN AND CERTIFY BY        Number OR Employer
                                 SIGNING AND DATING          Identification
                                 BELOW.                          Number


 SUBSTITUTE

 FORM W-9

                        PART 2: For Payees NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code, see the enclosed Guidelines for Certification of Taxpayer Identification Number
                        on Substitute Form W-9 and complete as instructed
                        therein.
                                                           -------------------

                       --------------------------------------------------------
PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER (TIN)
                        CERTIFICATION. Under penalty of perjury, I certify that (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS center or Social Security Administration office or
                        (b) I intend to mail or deliver an application in the near future) and (2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                        CERTIFICATION INSTRUCTIONS. You must cross out item
                        (2) above if you have been notified by the IRS that
                        you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the enclosed Guidelines for Certification of Taxpayer Identification Number
                        on Substitute Form W-9.)
                       --------------------------------------------------------

                                                                      PART 3:--
                        SIGNATURE ______________  DATE _________      Awaiting
                                                                      TIN  [_]

                        Name _________________________________
                                    (PLEASE PRINT)

                        Address ______________________________
                                  (INCLUDE ZIP CODE)